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                                                                   Exhibit 10.14


                        NATIONWIDE INSURANCE ENTERPRISE
                    SUPPLEMENTAL DEFINED CONTRIBUTION PLAN


WHEREAS, the Participating Employers (as that term is defined in the Nationwide Insurance Enterprise Savings Plan) have previously adopted the Nationwide Insurance Companies and Affiliates Supplemental Defined Contribution Plan (the "Supplemental DC Plan") for the benefit of certain employees; and

WHEREAS, said Participating Employers do now desire to amend, rename, and restate the Supplemental DC Plan as the Nationwide Insurance Enterprise Supplemental Defined Contribution Plan (this "Plan") effective January 1, 1996; and

WHEREAS, Wausau Service Corporation hereby adopts this Plan effective January 1, 1996.

NOW THEREFORE, the Participating Employers do hereby adopt, amend and restate this plan as set forth in this instrument.


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

1.1 Any word or term used in this instrument, if defined in the Savings Plan or the Wausau Plan, shall have the same meaning as set forth in such definition.

1.2  "Covered Compensation" shall have the meanings set forth below.

     (a)  For Plan Years commencing prior to January 1, 1997.

          "Covered Compensation" means compensation as defined in Section 414(s) of the Code and Treasury Regulation Section 1.414(s)-1(c)(2) and (4), but excluding (i) severance pay and other amounts paid after a Participant's Severance Date, (ii) reimbursement for relocation expenses and related payments, (iii) company car value or subsidy or reimbursement for loss of company car, (iv) a lump sum payment for vacation days made at severance of employment, or (v) expense reimbursements or expense allowances; and is the compensation earned for a calendar year which is taken into account in determining his or her Final Average Compensation hereunder, as herein determined.

          For the purpose of determining a Neckura employee's Covered Compensation, remuneration, based on the inclusions and exclusions set forth in this Section, paid to him or her by Neckura shall be deemed to have been paid by the Plan

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          Sponsor.


     (b)  For Plan Years beginning on or after January 1, 1997.

          Covered Compensation means compensation as defined in Section 414(s) of the Code and Treasury Regulation Section 1.414(s)-1(c)(2) and (4), but excluding (i) severance pay, (ii) reimbursement for relocation expenses and related payments, (iii) company car value or subsidy or reimbursement for loss of company car, (iv) a lump sum payment for vacation days made at severance of employment, (v) for purposes of
          Article IV, any payment made to an Employee to offset, in whole or part, the tax cost of other amounts paid by a Participating Employer which are included in the Employee's income for federal income tax purposes, or (vi) for Agency Managers who are not employed by Wausua, recurring payments to the extent additional recurring payments do represent payments of or reimbursements for agency business expenses.

          For the purpose of determining a Neckura employee's Covered Compensation, remuneration, based on the inclusions and exclusions set forth in this Section, paid to him or her by Neckura shall be deemed to have been paid by the Plan Sponsor.


1.3 "Highly Compensated Employee" means an Employee of a Participating Employer whose Covered Compensation, for any year beginning on or after the Effective Date, exceeds the maximum dollar limitation set forth in Code
     Section 401(a)(17).

1.4  "NIERP" means the Nationwide Insurance Enterprise Retirement Plan.

1.5 "Officer" means an elected officer of a Participating Employer whose Covered Compensation, for any year beginning on or after the Effective Date, exceeds the maximum dollar limitation set forth in Code Section 401(a)(17).

1.6 "Participating Employer" means any organization defined as such in the Savings Plan or the Wausau Plan.

1.7 "Plan" means the Nationwide Insurance Enterprise Supplemental Defined Contribution Plan.

1.8 "Predecessor Plan" means the Nationwide Insurance Companies and Affiliates Supplemental Defined Contribution Plan or the Wausau Insurance Companies Supplemental Defined Contribution Plan.

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1.9  "Savings Plan" means the Nationwide Insurance Enterprise Savings Plan.

1.10 "Wausau Plan" means the Wausau Insurance Companies Employees' Savings Plan.

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                                  ARTICLE II

                                  ELIGIBILITY
                                  -----------

2.1 Each Participant in the Savings Plan or the Wausau Plan who is an Officer as of December 31 of any Plan Year, will become a Participant in this Plan on the later of: (a) January 1 preceding the first date in the Plan Year that the Employer Matching Contribution which would otherwise have been made to the account of such Participant in the Savings Plan or Wausau Plan exceeds the maximum Employer Matching Contribution that may be made for him or her under the Savings Plan or the Wausau Plan due to application of the maximum benefit and the maximum deferral provisions set forth in the Savings Plan or the Wausau Plan, the maximum salary provisions in the Savings Plan or the Wausau Plan, the nondiscrimination provisions in the Savings Plan or the Wausau Plan, and any limitations imposed by the Administrative Committee, as permitted under the Savings Plan or the Wausau Plan; and (b) January 1 preceding the date the Participant becomes an Officer.

2.2 Highly Compensated Employees are eligible to participate during Plan Years after 1995 if they: (a) had an account balance in a Predecessor Plan as of December 31, 1995, (b) participated in the Savings Plan or the Wausau Plan during the Plan Year, and (c) had not terminated employment prior to December 31 of the Plan Year or terminated employment after qualifying for an immediately payable monthly NIERP benefit. For Plan Years beginning on or after January 1, 1997, additional amounts shall be credited only for those individuals described in Section 2.1.

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                                  ARTICLE III

                                    CREDITS
                                    -------

3.1 Following the end of the Plan Year beginning on January 1, 1996, an amount will be credited to the account of each Officer and any other eligible Highly Compensated Employee described in Section 2.2 of this Plan. Following the end of each Plan Year beginning on or after January 1, 1997, an amount will be credited to the account of each Officer who had not terminated employment prior to December 31 of the Plan Year or terminated employment after qualifying for an immediately payable monthly NIERP benefit. The credited amount will be equal to the difference between
     (a) and (b):

     (a)  The total company matching credit calculated as follows:

          (1) Determine the deferral percentage ("DP") for the Officer for the preceding Plan Year. For the 1996 Plan Year, use the Participant's total deferrals under the Savings Plan and the Wausau Plan for the Plan Year, divided by his or her base salary (or Benefits Salary for those employees whose Covered Compensation is determined on the basis of Benefits Salary) compensation used to determine. For Plan Years after 1996, divide the total deferrals in the Savings Plan by the Savings Plan Covered Compensation (up to the Code Section 401(a)(17) limit).

          (2) Determine the appropriate matching contribution percentage based on the DP determined in (1) and the provisions of Section 5.02 of the Savings Plan, provided, however, that the matching contribution percentage for an Officer or Highly Compensated Employee who defers, under the Savings Plan or the Wausau Plan, the maximum amount permitted under Section 402(g) of the Code in any year shall be the aggregate percentage of Employer Matching Contribution provided under Section 5.02 of the Savings Plan for such year. For 1996, multiply such percentage by the total compensation used in determining the actual deferral percentage ("ADP") discrimination test result under the Savings Plan and the Wausau Plan in 1996 (without applying the Code Section 401(a)(17) limit). For Plan Years after 1996, multiply such percentage by the Covered Compensation for the Plan Year to determine the total company matching credit.

     (b) The actual Employer Matching Contribution credited to the Savings Plan or Wausau Plan account for such Plan Year.

     The credit amount will be credited as of the first day of such Plan Year.

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3.2  Interest shall accrue on amounts credited to this Plan at the highest annualized yield credited on the Guaranteed Fund assets of the Savings Plan during such Plan Year.

3.3 Eligible Officers and Highly Compensated Employees shall vest in the amounts credited under this Plan at the same time as they become vested in the Employer Matching Contributions under the Savings Plan.

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                                  ARTICLE IV

                             LIABILITY FOR PAYMENT
                             ---------------------

Each Participating Employer shall be liable for payments due under this Plan which are based upon its employees' participation in the Savings Plan.

In the event that a payment due hereunder is based upon participation in the Savings Plan during employment with two or more Participating Employers, each such Participating Employer's share of the liability will be based on amounts credited and interest accrued due to participation in the Savings Plan while employed with each such Participating Employer.

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                                   ARTICLE V

                               METHOD OF PAYMENT
                               -----------------

5.1 The dollar amount of each payment due under this Plan shall be paid from the general assets of the Participating Employers liable for such payment. Such payments shall not be funded.

     As an unfunded plan, this Plan has no assets and each Participant's right to a payment due hereunder is that of an unsecured creditor of the Participating Employers liable for such payment.

5.2 Credits made to the Predecessor Plans for Plan Years prior to 1996, and earnings thereon are to be paid in January of the year following the year the Participant ceases employment with all Participating Employers and Non-Participating Employers. Unless otherwise elected credits made to this Plan for Plan Years after 1995, and earnings thereon will be paid as follows:

     (a) For each Participant who qualifies for an immediately payable monthly benefit from the NIERP, and whose post 1995 account balance exceeds $10,000, 10 installment payments.

     (b)  For all other Participants, a single sum payment.

     Employees may elect to receive distributions in the form of approximately equal annual installments over a period of one to ten years if that election is received within 60 days following the later of the determination of the 1996 credit amount or the determination of the initial amount to be credited to the account of the Participant. Such payment shall be calculated by dividng the Participant's account balance as of the last day of the preceding Plan Year by the remaining number of annual installments.

5.3 Should a Participant die, payment shall be made to the Savings Plan beneficiary in January of the year following the Participant's death.
     Where installment payments have commenced pursuant to Section 5.2, such payments will continue to the Savings Plan beneficiary at the same time and in the same amount as would be paid to the Participant had he or she survived.

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                                   ARTICLE VI

                             AMENDMENT; TERMINATION
                             ----------------------

6.1 This Plan may be amended at any time by means of an action of the Board of Directors of each Participating Employer, provided, however, that no such amendment may reduce the benefits payable hereunder with respect to persons who are Participants or beneficiaries on the effective date of amendment.

     When another organization becomes a Participating Employer under the Savings Plan, this Plan shall be amended to include such organization as a Participating Employer under this Plan.

6.2 The Participating Employers may terminate this Plan at any time by means of amendment provided, however, that any such termination shall not apply to persons who are Participants or beneficiaries on the effective date of termination.

     In the event that a Participating Employer hereunder ceases to be a Participating Employer under the Savings Plan, termination of this Plan shall be deemed to have occurred with respect to such Participating Employer effective as of the date it ceased to be a Participating Employer under the Savings Plan without the need for amendment of this instrument, provided, however, that such termination of this Plan shall not discharge such Participating Employer from any liability it may have hereunder as to any persons who are Participants or beneficiaries immediately prior to the effective date of such termination of this Plan.

6.3 The Nationwide Mutual Insurance Company shall be the Administrator of this Plan. The Administrator shall have the authority to interpret the Plan and issue such regulations as it deems appropriate. The Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing payments hereunder. The Administrator's interpretations, determinations, regulations and calculations shall be final and binding on all Participants, beneficiaries, persons and parties concerned.

6.4 The benefits payable under this Plan or the right to receive future benefits under this Plan may not be anticipated, alienated, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under this Plan of the person affected may be terminated by the Administrator which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

6.5 Nothing contained in this Plan shall be construed as a contract of employment between a

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     Participating Employer and any Participant, or as a right of any
     Participant to be continued in employment of the Participating Employer, or as a limitation on the right of the Participating Employer to discharge any of its employees, with or without cause.

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                                  ARTICLE VII

                                  CONSTRUCTION
                                  ------------

The provisions of this Plan shall be construed, regulated, administered, and enforced according to the laws of the State of Ohio.

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                                  ARTICLE VIII

                                   EXECUTION
                                   ---------

This Plan has been established by the Participating Employers in conformity with resolutions adopted by their respective Boards of Directors and may be executed in any number of counterparts, each of which will be considered an original.

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                                   ARTICLE IX

                                     WAUSAU
                                     ------

The Wausau Insurance Companies Supplemental Defined Contribution Plan was eliminated effective December 31, 1995. Individuals who would have been eligible for benefits under that plan as of December 31, 1995, shall receive a credit under this Plan in the same amount as of January 1, 1996.

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IN WITNESS WHEREOF, this amendment had been duly executed by the parties thereto, being hereunto duly authorized.

                         NATIONWIDE MUTUAL INSURANCE COMPANY
                         NATIONWIDE MUTUAL FIRE INSURANCE COMPANY
                         NATIONWIDE GENERAL INSURANCE COMPANY
                         NATIONWIDE LIFE INSURANCE COMPANY
                         NATIONWIDE CORPORATION
                         NATIONWIDE COMMUNICATIONS, INC.
                         COLONIAL INSURANCE COMPANY OF CALIFORNIA
                         SCOTTSDALE INSURANCE COMPANY
                         GATES, McDONALD & COMPANY
                         GATES, McDONALD & COMPANY OF NEW YORK, INC.
                         GATES, McDONALD & COMPANY OF NEVADA
                         WEST COAST LIFE INSURANCE COMPANY
                         NATIONWIDE FINANCIAL INSTITUTION DISTRIBUTORS
                              AGENCY, INC.
                         NEA VALUEBUILDER INVESTOR SERVICES, INC.
                         NEA VALUEBUILDER INVESTOR SERVICES OF OHIO, INC. FARMLAND MUTUAL INSURANCE COMPANY

Attest:


                         By:
--------------------         ----------------------------------

                         NATIONWIDE DEVELOPMENT COMPANY
Attest:


                         By:
--------------------         ----------------------------------


                         NATIONWIDE ADVISORY SERVICES, INC.
Attest:


                         By:
--------------------         ----------------------------------

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                         PEOPLES TRAVEL SERVICE, INC.
Attest:


                         By:
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                         INSURANCE INTERMEDIARIES, INC.
Attest:


                         By:
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                         PUBLIC EMPLOYEES BENEFIT SERVICES
                              CORPORATION
Attest:


                         By:
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                         NATIONAL CASUALTY COMPANY
Attest:


                         By:
--------------------         ----------------------------------


                         NATIONWIDE HMO, INC.
Attest:


                         By:
--------------------         ----------------------------------

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                         EMPLOYERS INSURANCE OF WAUSAU A MUTUAL
                              COMPANY
                         WAUSAU SERVICE CORPORATION
Attest:


                         By:
--------------------         ----------------------------------

                         KEY HEALTH PLAN, INC.
Attest:


                         By:
--------------------         ----------------------------------

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